Senior Revolving Credit Facility	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Revolving Credit Facility
Senior Revolving Credit Facility

On July 20, 2012, the Company, through the OP, entered into a senior revolving credit facility (the "Senior Facility") in the amount of $100.0 million with RBS Citizens, N.A. ("RBS"). The Senior Facility contained an "accordion" feature to allow the Company, under certain circumstances and subject to certain conditions, to increase the aggregate commitments under the Senior Facility to a maximum of $250.0 million.

The Senior Facility is a revolving line of credit which had a term of 36 months, subject to the Company's right to a 12-month extension. The Company had the option, based upon its corporate leverage, to draw loans under the Senior Facility priced at either: (a) LIBOR, plus an applicable margin that ranges from 2.10% to 3.50%; or (b) the Base Rate, plus an applicable margin that ranges from 2.50% to 3.00%. Base Rate is defined in the Senior Facility agreement as the greater of (i) the fluctuating annual rate of interest announced from time to time by RBS as its "prime rate" or (ii) 1.0% above the federal funds effective rate. The Senior Facility included an unused fee per annum of 0.25% and 0.15%, if the unused balance of the Senior Facility exceeds or is less than 50% of the available facility, respectively.

The Senior Facility provided for monthly interest payments, with all principal outstanding being due on the maturity date in July 2015. Borrowings under the Senior Facility may be prepaid from time to time and at any time, in whole or in part, without premium or penalty, subject to reimbursement of certain costs and expenses. In the event of a default, each lender has the right to terminate its obligations under the Senior Facility, and to accelerate the payment on any unpaid principal amount of all outstanding loans. The Company guaranteed the obligations under the Senior Facility. The Senior Facility required the Company to meet certain financial covenants, including the maintenance of certain financial ratios (such as specified debt to equity and debt service coverage ratios) as well as the maintenance of a minimum net worth. As of December 31, 2012, the Company was in compliance with the debt covenants under the Senior Facility agreement.

As of December 31, 2012, the Company had no outstanding borrowing under the Senior Facility. The Company incurred $0.1 million in unused fees during the year ended December 31, 2012.

On February 14, 2013, simultaneous with the Company entering into the Credit Facility, the Company terminated the Senior Facility agreement with RBS.